Exhibit 1.1

700,000 Shares

INTRICON CORPORATION

Common Stock

($1.00 par value per Share)

UNDERWRITING AGREEMENT

May 13, 2016

DOUGHERTY & COMPANY LLC

90 South 7th Street, Suite 4300

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

IntriCon Corporation, a Pennsylvania corporation (the “Company”), proposes to issue and sell to Dougherty & Company LLC, a Delaware limited liability company (the “Underwriter”), 700,000 shares of its common stock, par value $1.00 per share (the “Shares”). The 700,000 Shares to be sold by the Company are collectively called the “Firm Shares.” In addition, the Company will grant to the Underwriter an option to purchase up to an additional 105,000 Shares as provided in Section 2. The additional 105,000 Shares to be sold by the Company pursuant to such option are collectively called the “Optional Shares.” The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Offered Shares.” This is to confirm the agreement (the “Agreement”) between the Company and the Underwriter concerning the offering and sale of the Offered Shares.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-200182, including a base prospectus (the “Base Prospectus”) covering the public offering and sale of certain securities, including the Offered Shares, under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), which shelf registration statement was declared effective by the Commission. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act, including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” The preliminary prospectus supplement dated May 12, 2016 describing the Offered Shares and the offering thereof (the “Preliminary Prospectus Supplement”), together with the Base Prospectus, is called the “Preliminary Prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that described the Offered Shares and the offering thereof, including pricing information (the “Final Prospectus

Supplement”), together with the Base Prospectus, in the form filed pursuant to Rule 424(b) under the Securities Act (or in the form first made available to the Underwriter by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act).

As used herein, “Applicable Time” is 7:50 a.m. (prevailing Central time) on May 13, 2016. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule A hereto and the pricing information provided orally by the Underwriter as set forth on Schedule B hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). All references in this Agreement to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus and the Prospectus shall include the documents incorporated by reference or deemed to be incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which are “described,” “contained,” “included,” “appearing in” or “stated” (or similar phrases) in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to refer to and include all such financial statements and schedules and other information which is incorporated by reference or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act that is incorporated by reference or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(p) of this Agreement.

The Company hereby confirms its agreements with the Underwriter as follows:

Section 1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to the Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of each Option Closing Date (as hereafter defined), if any, as follows:

(a)          Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. The Company is eligible to use Form S-3 under the Securities Act. The documents incorporated by reference or deemed to be incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act and such documents have not been superseded or modified in any material respect.

(b)          Disclosure. Each preliminary prospectus and the Prospectus when filed complied or will comply in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriter for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or is deemed to become effective, as applicable, pursuant to Rule 430B under the Securities Act, and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the time of each sale of the Offered Shares and at the First Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date, at the time of any filing with the Commission, and (as then amended or supplemented) at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriter to the Company consists of the information described in Section 7(b) below. All contracts or other documents required to be filed as exhibits to the Registration Statement pursuant to Item 601 of Regulation S-K have been so filed and, if required, the material terms of such contracts or other documents have been summarized in the Time of Sale Prospectus or the Prospectus in accordance with the requirements of Regulation S-K.

(c)          Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d)

under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including without limitation timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus and not superseded or modified. Except for the free writing prospectuses, if any, identified on Schedule A hereto furnished to the Underwriter before first use, the Company has not prepared, used or referred to, and will not, without the Underwriter’s prior consent, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the Underwriter in Section 2 and (ii) the completion of the Underwriter’s distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(e)          The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(f)          Authorization of the Offered Shares. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares.

(g)          No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(h)          No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) neither the Company nor any of its Subsidiaries (as defined in Section 2(o) below) has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the Company’s knowledge, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect (as defined below) except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(i)          Independent Accountants. Baker Tilly Virchow Krause, LLP, which has expressed its opinion with respect to the financial statements of the Company and its consolidated Subsidiaries (including the related notes thereto) and, if applicable, supporting schedules filed with the Commission as a part of the Registration Statement and included or incorporated by reference in the Prospectus and Time of Sale Prospectus (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”), are to the Company’s knowledge (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and, to the Company’s knowledge, who has not requested such registration to be withdrawn.

(j)          Preparation of the Financial Statements. The audited and unaudited reviewed consolidated financial statements filed with the Commission as a part of the Registration Statement and included in the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of and at the dates indicated and the results of its operations, stockholders’ equity and cash flows for the periods specified. Such consolidated financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and the requirements of Regulation S-X of the Commission. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement or any Applicable Prospectus. The financial data set forth under the captions “Selected Financial Data,” “Capitalization,” “Dilution,” and elsewhere in the Registration Statement and each Applicable Prospectus, and incorporated by reference therein, has been prepared on a basis consistent with that of the audited consolidated financial statements contained in the Registration Statement and each Applicable Prospectus and fairly present in all material respects the financial position and results of operations of the Company and its consolidated Subsidiaries. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the consolidated financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and included in any Applicable Prospectus. All disclosures contained in the Registration Statement, any preliminary prospectus, the Prospectus and any free writing prospectus, or in any document incorporated by reference or deemed to be incorporated by reference therein, that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable.

(k)          Company’s Accounting System. The Company and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. As of the date of the latest audited consolidated financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company’s internal control over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) is effective and none of the Company, its board of directors or audit committee is aware of any “significant deficiencies” or “material weaknesses” (each, as defined in Rule 12b-2 of the Exchange Act) in the Company’s internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company and its Subsidiaries who have a role in the Company’s internal control over financial reporting (whether or not remediated). Since December 31, 2015, (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) has occurred; and (ii) no change in the Company’s internal control over financial reporting has occurred that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Based on the evaluation of its internal control over financial reporting conducted in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which is the most recent evaluation of its internal control over financial reporting, the Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(l)          eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(m)          Compliance with Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) with which the Company is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(n)          Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement, except where the failure to be in good standing would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (B) the ability of the Company or any of the Subsidiaries to perform its obligations in all material respects under this Agreement, (C) the validity or enforceability of this Agreement, or (D) the consummation of the transactions contemplated by this Agreement (each, a “Material Adverse Effect”). The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect.

(o)          Subsidiaries. Each subsidiary of the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized, is validly existing as a corporation, limited liability company, or other business entity in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interest of each Subsidiary has been duly authorized and validly issued, is fully-paid and nonassessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien encumbrance or adverse claim other than (i) as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, and (ii) in the case of Subsidiaries formed in jurisdictions outside of the United States, minority shares required to be owned by residents of such jurisdictions under the laws of the such jurisdictions. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and its 50.0% equity ownership in EarVenture, LLC. a Pennsylvania for-profit limited liability company.

(p)          Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans, or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, the Time of Sale Prospectus or the Prospectus). The Shares (including the Offered Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued, in all material respects, in compliance with federal and state securities laws. None of the outstanding Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Except as disclosed in the Time of Sale Prospectus or the Prospectus and except for issuances by the Company in the ordinary course of business subsequent to the date of the financial statements included or incorporated by reference into the Time of Sale Prospectus and the Prospectus, there are no outstanding (A) options, warrants, preemptive rights, rights of first refusal or other rights to purchase from the Company, (B) agreements, contracts, arrangements or other obligations of the Company to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company. There is no and has been no policy or practice of the Company to coordinate the grant of Company stock options with the release or other public announcement of material information regarding the Company or its results of operations or prospects.

(q)          Stock Exchange Listing. The Offered Shares are registered pursuant to Section 12(b) of the Exchange Act and shall have been approved for listing on the Nasdaq Global Market (the “Applicable Exchange”), subject only to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from the Applicable Exchange, nor has the Company received any notification that the Commission or the Applicable Exchange is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Applicable Exchange.

(r)          Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any Subsidiary is in violation of its certificate of incorporation or bylaws or any similar organizational document nor is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any Subsidiary is a party or by which it may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company), or to which any of the property or assets of the Company or any Subsidiary is subject (each, an “Existing Instrument”), except for such Defaults as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by each Applicable Prospectus and the issuance and sale of the Offered Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the certificate of incorporation or bylaws of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, or require the consent of any other party to, any Existing Instrument, except for consents that have been validly obtained and except for such breaches, Defaults or results, or failure to obtain such consent, as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any Subsidiary, except for such violations as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except such as have been obtained or made or will be made by the Company under the Securities Act, or that may be required under applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).

(s)          No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any Subsidiary, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any Subsidiary, or (iii) relating to environmental or discrimination matters, where in any such case such action, suit or proceeding (including without limitation, any such action, suit or proceeding for which, to the Company’s knowledge, there is a substantial likelihood that it will be determined adversely to the Company, any Subsidiary, or any of their respective officers or directors), if so determined adversely, would reasonably be expected to result in a Material Adverse Effect, other than as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or would restrain, enjoin or prevent the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is threatened.

(t)          Intellectual Property Rights. To the knowledge of the Company, each of the Company and the Subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses and free and clear of all security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, other than as disclosed in the Time of Sale Prospectus or the Prospectus. The Company is not a party to, or bound by, any options, licenses or agreements with respect to the intellectual property rights of any other person or entity that are necessary to be described in the Registration Statement, Time of Sale Prospectus or the Prospectus to avoid a material misstatement or omission and are not described therein. No claims or notices of any potential claim have been asserted by any person against the Company or any of the Subsidiaries challenging the use of any such Intellectual Property by the Company or any of the Subsidiaries or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, none of the Intellectual Property used by the Company or any of the Subsidiaries has been obtained or is being used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or, to the Company’s or any of the Subsidiaries’ knowledge, its officers, directors or employees or otherwise in violation of the rights of any person, other than any violations that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable steps necessary to secure interests in the Intellectual Property developed by their employees, consultants, agents and contractors in the course of their service to the Company.

(u)          All Necessary Permits, etc. The Company and each Subsidiary possess such valid and current certificates, authorizations and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their businesses as currently conducted by each of them and as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(v)          Title to Properties. Neither the Company nor any Subsidiary owns any real property. Each of the Company and the Subsidiaries has good title to all material personal property owned by it and good and valid title to all material leasehold estates in real and material personal property being leased by it and free and clear of all security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects (other than (i) as disclosed in the Time of Sale Prospectus or the Prospectus and (ii) those that would not have a Material Adverse Effect). The real property, improvements, equipment and personal property held under lease by the Company or any of the Subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary.

(w)          Tax Law Compliance. All material tax returns required by applicable federal, state or local law to be filed with any taxing authority by or on behalf of the Company or any of its Subsidiaries have been duly filed when due (including any applicable extensions) and all such tax returns are, or shall be at the time of filing, true, complete and correct in all material respects. All material taxes that are due from the Company or any of its Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved. To the knowledge of the Company, there are no actual or proposed tax assessments against the Company or any of the Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. The accruals on the books and records of the Company and the Subsidiaries in respect of any material tax liability for any period not finally determined are adequate to meet any assessments of tax for any such period.

(x)          Investment Company Act. Neither the Company nor any Subsidiary is, nor will be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(y)          Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility with policies in such amounts and with such deductibles and covering such risks as the Company believes to be prudent and customary for companies engaged in similar businesses in similar industries and which are reasonably adequate and customary for its business as currently conducted and described in the Time of Sale of Prospectus or the Prospectus. The Company has no reason to believe that it and its Subsidiaries will not be able (i) to renew, if desired, its existing insurance coverage as and when such policies expire or (ii) to obtain similar coverage from similar insurers as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been denied any insurance coverage material to the Company and its Subsidiaries, taken as a whole, which any of them has sought or for which any of them has applied.

(z)          No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its affiliates (as defined in Rule 405 of the Securities Act) has and, to the Company’s knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)), whether to facilitate the sale or resale of any of the Offered Shares or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Offered Shares, or (iii) except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Offered Shares. The Company acknowledges that the Underwriter may engage in passive market making transactions in the Offered Shares on the Applicable Exchange in accordance with Regulation M.

(aa)          Related Party Transactions. There are no transactions or relationships required by Item 404 of Regulation S-K to be described in each Applicable Prospectus that has not been so described.

(bb)          Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and each Applicable Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the Effective Time and at the First Closing Date and the applicable Option Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(cc)          FINRA Matters. All of the information provided to the Underwriter or to counsel for the Underwriter by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Offered Shares is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct. To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA participating in the offering and (ii) the Company or any of the Company’s officers, directors or 5% or greater stockholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date of the Prospectus, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus or the Prospectus.

(dd)          Parties to Lock-Up Agreements. Each of the Company’s directors and executive officers indicated in Exhibit A has executed and delivered to the Underwriter a lock-up agreement in the form of Exhibit B hereto. Exhibit A hereto contains a true, complete and correct list of all directors and executive officers of the Company. If any additional persons shall become directors or executive officers of the Company prior to the end of the Company Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Underwriter an agreement in the form attached hereto as Exhibit B.

(ee)          Statistical and Market-Related Data. The statistical, demographic and market-related and industry data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and any free writing prospectuses has been made or reaffirmed with a reasonable basis and in good faith.

(ff)          No Unlawful Contributions or Other Payments. Neither the Company nor any Subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and each Applicable Prospectus.

(gg)          Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which such disclosure controls and procedures (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by the Company’s principal executive officer and principal financial officer as required by Rule 13a-15 of the Exchange Act; and (iii) based on such evaluation, the Company’s principal executive officer and principal financial officer have concluded such disclosure controls and procedures to be effective. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Prospectus and in the Prospectus.

(hh)          Compliance with Environmental Laws. Each of the Company and the Subsidiaries (i) is in compliance with all applicable U.S. and non-U.S. federal, state and local laws and regulations relating to occupational health and safety (with respect to hazardous or toxic substances or wastes), the pollution or protection of the environment, hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws and (iii) has not received notice of, and is not aware of, any actual or potential liability under Environmental Laws, including for damages to natural resources or the investigation or remediation of any disposal, release or existence of hazardous or toxic substances or wastes, pollutants or contaminants, in each case, except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, other than as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus. Neither the Company nor any of the Subsidiaries has been named as a potentially responsible party under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar U.S. or non-U.S. state or local Environmental Laws or is otherwise required by any Environmental Law to investigate or remediate any pollutants or contaminants, except where such requirements would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(ii)          ERISA Compliance. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”), has been established and maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed, or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code as applicable), whether or not waived; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) none of the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Company, in the ordinary course and without default) in respect of a Plan (including a

“multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); in each case of clauses (i) through (and including) (vi), except as would not cause a Material Adverse Change.

(jj)          Brokers. Except as contemplated by this Agreement and disclosed in each Applicable Prospectus, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(kk)          Compliance with Laws. The Company and its Subsidiaries have not been advised, and have no reason to believe, that they are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

(ll)          Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has taken any action for or on behalf of the Company or its Subsidiaries, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the FCPA) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee. The Company and its Subsidiaries have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(mm)          Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(nn)          OFAC. Neither the Company nor the Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) nor is the Company or any of its Subsidiaries located in a country or territory that is subject to U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the Offered Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or that is in any country that is at the time subject to U.S. sanctions administered by OFAC or (ii) in any other manner that will result in a violation by any person (including any person participating in the Transactions, whether as underwriter, advisor, investor or otherwise) of any U.S. sanctions administered by OFAC.

(oo)          Certificates. Any certificate signed by any officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

The Company acknowledges that the Underwriter and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriter, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Purchase, Sale and Delivery of the Offered Shares.

(a)          The Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company agrees to sell the Firm Shares to the Underwriter, and the Underwriter agrees to purchase the Firm Shares from the Company. The purchase price per Firm Share to be paid by the Underwriter to the Company shall be $4.8825 per Share.

(b)          The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriter and payment therefor shall be made at 9:00 a.m. Minneapolis time, on May 18, 2016, at the offices of the Underwriter, 90 South 7th Street, Suite 4300, Minneapolis, Minnesota (or such other time, date and place as may be agreed to by the Company and the Underwriter) (the time and date of such closing are called the “First Closing Date”).

(c)          The Optional Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an aggregate of 105,000 Optional Shares from the Company at the purchase price per Share to be paid by the Underwriter for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Underwriter to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriter is exercising the option, (ii) the names and denominations in which the certificates for the Optional Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of certificates for the Firm Shares and such Optional Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date” and shall be determined by the Underwriter and shall not be earlier than three or later than five full business days after delivery of such notice of exercise. The Underwriter may cancel the option as to the unexercised portion thereof at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)          Public Offering of the Offered Shares. The Underwriter hereby advises the Company that the Underwriter intends to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, the Offered Shares as soon after this Agreement has been executed as the Underwriter, in its sole judgment, has determined is advisable and practicable.

(e)          Payment for the Offered Shares. Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company.

(f)          Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered, to the Underwriter certificates for the Firm Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Underwriter certificates for the Optional Shares the Underwriter has agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. If the Underwriter so elects, delivery of the Firm Shares and, if applicable, the Optional Shares, may be made by credit to the accounts designated by the Underwriter though The Depository Trust Company’s DWAC program. If the Underwriter elects delivery in the form of certificates, the certificates for the Offered Shares shall be in definitive form and registered in such names and denominations as the Underwriter shall have requested at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in Minneapolis, Minnesota as the Underwriter may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

Section 3. Additional Covenants of the Company. The Company further covenants and agrees with the Underwriter as follows:

(a)          Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to the Underwriter, without charge and upon the Underwriter’s request, one signed copy of the Registration Statement and any amendments thereto (including exhibits thereto) and shall furnish to the Underwriter in Minneapolis, Minnesota, without charge, prior to 9:00 a.m. Minneapolis time on the business day next succeeding the date of this Agreement and during the period in which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriter may reasonably request.

(b)          Underwriter’s Review of Proposed Amendments and Supplements. During the period in which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, prior to amending or supplementing the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company: (i) shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, (ii) shall not file or use any such proposed amendment or supplement to which the Underwriter reasonably objects, and (iii) shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)          Free Writing Prospectuses. The Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto to which the Underwriter reasonably objects. The Company shall furnish to the Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Underwriter may reasonably request. If during the Prospectus Delivery Period there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus to which the Underwriter reasonably objects.

(d)          Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in the Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)          Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of the Company, counsel for the Company, the Underwriter or counsel for the Underwriter, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Section 3(b) and Section 3(c)) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to any dealer upon request, amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act.

(f)          Securities Act Compliance. After the date of this Agreement and prior to the termination or completion of this offering, the Company shall promptly advise the Underwriter in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time prior to the termination or completion of the offering, the Company will use its commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b) or Rule 433, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g)          Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Company, counsel for the Company, the Underwriter or counsel for the Underwriter, it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 3(b) and Section 3(c)) to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Underwriter’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).

(h)          Blue Sky Compliance. The Company shall cooperate with the Underwriter and counsel for the Underwriter to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The parties acknowledge that the Company intends to rely on the preemption from state registration and review of offerings of “covered securities” (as that term is defined in the National Securities Markets Improvement Act of 1996).

(i)          Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in the Prospectus.

(j)          Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k)          Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders a consolidated earnings statement or statements of the Company and its Subsidiaries (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder (including at the option of the Company Rule 158 under the Securities Act) for the purposes of, and to provide the Underwriter the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(l)          Exchange Act Compliance. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, file on a timely basis with the Commission and NASDAQ all reports and documents required to be filed under the Exchange Act.

(m)          Internal Controls. For a period of one year after the date hereof, the Company and its Subsidiaries will use their respective commercially reasonable efforts to maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

(n)          Sarbanes-Oxley Act. For a period of one year from the date hereof, the Company and its Subsidiaries will use their respective commercially reasonable efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(o)          Listing. The Company shall cause the Offered Shares to be listed on Nasdaq not later than the First Closing Date, or the Option Closing Date, as applicable.

(p)          Listing. The Company will use its commercially reasonable efforts to maintain the listing of the Shares on the NASDAQ for a period of at least one year from the date hereof.

(q)          Electronic Prospectus. The Company shall cause to be prepared and delivered, at its expense, within two business days following the effective date of this Agreement, to the Underwriter an “Electronic Prospectus” to be used by the Underwriter in connection with the offering and sale of the Offered Shares. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Underwriter, that may be transmitted electronically by the Underwriter to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Prospectus and Prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the Electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Underwriter, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(r)          Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and ending on and including the 90th day following the date of the Prospectus (as the same may be extended as described below, the “Lock-up Period”), the Company will not, without the prior written consent of the Underwriter (which consent may be withheld at the sole discretion of the Underwriter), directly or indirectly, sell (including, without limitation, any short sale), offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Shares, options, rights or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than as contemplated by this Agreement with respect to the Offered Shares) or publicly announce the intention to do any of the foregoing; provided, however, that the Company may issue Shares (i) pursuant to any director or employee stock option plan, employee stock purchase plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of the Prospectus (including the issuance of securities thereunder and the issuance of Shares upon the exercise of options issued pursuant to such a plan) as such plan may be amended or amended and restated by the Company, (ii) pursuant to the conversion of securities or the exercise of warrants outstanding at the date of the Prospectus and described in the Prospectus or (iii) in connection with any acquisition or strategic agreement, provided that the recipient thereof agrees to the restrictions contemplated by this paragraph.

(s)          No Stabilization or Manipulation; Compliance with Regulation M. Prior to the completion of the distribution of the Offered Shares, the Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, to facilitate the sale or resale of the Offered Shares, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(t)          Existing Lock-Up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or other securities of the Company or any of the other actions restricted or prohibited under the terms of the “lock-up” agreements entered into by the Company’s officers and directors pursuant to Section 6(h). In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the Lock-up Period.

(u)          Right of First Refusal. Provided that the Firm Shares are sold in accordance with the terms of this Agreement, the Underwriter shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twelve (12) months from the First Closing Date, to act, at a minimum, as a co-manager and/or co-placement agent in the event the Company or any Subsidiary retains or otherwise uses (or seeks to retain or use) the services of an investment bank or similar financial advisor to pursue a public offering or a private offering of equity securities (other than the offering of the Offered Shares pursuant to this Agreement) or a public offering or private offering of debt securities (each, a “Subject Transaction”). The Company shall promptly notify the Underwriter of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof pursuant to Section 13.

If the Underwriter fails to exercise its Right of First Refusal with respect to any Subject Transaction within thirty (30) days after receiving such written notice, then the Underwriter shall have no further claim or right to participate in the Subject Transaction. The Underwriter may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Underwriter shall not adversely affect the Underwriter’s Right of First Refusal with respect to any other Subject Transaction. If the Underwriter elects to exercise its Right of First Refusal with respect to a Subject Transaction, then the Underwriter shall be entitled to act as, at a minimum, as a co-manager and/or co-placement agent (as applicable) and receive as its compensation at least 50% of the compensation payable to the underwriting or placement agent group. The other terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by the Underwriter, market conditions, the absence of a material adverse change to the Company’s business, financial condition and prospects, approval of the Underwriter’s internal committee and any other conditions that the Underwriter may deem appropriate for transactions of such nature.

Section 4.  Payment of Expenses. Except as otherwise provided herein, the Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, fees, expenses and taxes incident to and in connection with the performance of its obligations hereunder and in connection with the offering of the Offered Shares hereunder, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriter, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws of such states and other jurisdictions that the Underwriter may reasonably determine, and, if requested by the Underwriter, preparing and printing a “Blue Sky Survey” or memorandum and any supplements thereto, advising the Underwriter of such qualifications, registrations, determinations and exemptions; (vii) the costs, fees and expenses incurred by the Underwriter in connection with determining its compliance with the rules and regulations of FINRA related to the Underwriter’s participation in the offering and distribution of the Offered Shares; (viii) the costs and expenses of the Company and the Underwriter relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and any such consultants, (ix) the fees and expenses associated with listing the Offered Shares on the Applicable Exchange; and (x) all

other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement. In addition, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, except as described below, the Company shall reimburse the Underwriter for all out-of-pocket accountable costs, fees and expenses incurred by the Underwriter incident to and in connection with the performance of its obligations hereunder and in connection with the offering of the Offered Shares hereunder (including without limitation, amounts payable pursuant to clauses (vi), (vii) and (viii))(the “Reimbursable Expenses”), including without limitation fees and expenses of counsel to the Underwriter (including without limitation those incurred incident to and in connection with the offering of the Offered Shares and with FINRA’s review and approval of the Underwriter’s participation in such offering), “road show” travel and lodging expenses of the representatives, employees and officers of the Underwriter, and other fees costs and expenses incurred by the Underwriter in connection with the performance of the Underwriter’s obligations hereunder and in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Company shall not be required to pay or reimburse the Underwriter for Reimbursable Expenses under this Section 4 to the extent they exceed $150,000 in the aggregate.

The Underwriter has previously received a $50,000 deposit from the Company, which shall be credited towards the Company’s obligation to pay the Reimbursable Expenses under this Section 4. Except as provided in Section 7 and Section 8 hereof (with respect to the costs, fees and expenses of indemnification and contribution, respectively), the Underwriter shall pay its own costs, fees and expenses (including the fees and disbursements of its counsel) in excess of $150,000. Upon the termination of this Agreement, in the event the Underwriter’s aggregate Reimbursable Expenses do not equal or exceed the $50,000 deposit already received by the Underwriter, the Underwriter shall, as soon as reasonably practicable, reimburse the Company the amount by which $50,000 exceeds the aggregate amount of all Reimbursable Expenses incurred.

Section 5.  Covenant of the Underwriter. The Underwriter covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that otherwise would not be required to be filed by the Company thereunder but for the action of the Underwriter.

Section 6.  Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made, and, with respect to the Optional Shares, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder and to each of the following additional conditions:

(a)          Accountants’ Comfort Letters.

(i)          At the time of execution of this Agreement, the Underwriter shall have received from Baker Tilly Virchow Virchow Krause, LLP, independent public or certified public accountants for the Company, a customary initial comfort letter delivered according to Auditing Standards 72 (or any successor bulletin), in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof, (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (B) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent preliminary prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(ii)        With respect to the letter of Baker Tilly Virchow Krause, LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “Baker Tilly initial letter”), the Company shall have furnished to the Underwriter a letter (the “Baker Tilly bring-down letter”) of such accountants, addressed to the Underwriter and dated as of the First Closing Date or, with respect to the Optional Shares, each Option Closing Date, as the case may be (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (B) stating, as of the date of the Baker Tilly bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the Baker Tilly bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Baker Tilly initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the Baker Tilly initial letter.

(b)          Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date:

(i)          the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

(ii)        no stop order suspending the effectiveness of the Registration Statement, or preventing the use of the Prospectus or the Time of Sale Prospectus, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii)       FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements contemplated by this Agreement.

(c)          Absence of Certain Events. Except as disclosed in the Time of Sale Prospectus or the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus or the Prospectus, neither the Company nor any of its Subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of the Company’s common stock due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities described in the Time of Sale Prospectus), or any material increase in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its Subsidiaries, or any Material Adverse Change or any development that would be reasonably expected to result in a Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any Subsidiary, the effect of which, in any such case described above, that in the Underwriter’s judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Shares being delivered on the First Closing Date and, with respect to the Optional Shares, the applicable Option Closing Date, on the terms and in the manner contemplated in the Prospectus Time of Sale Prospectus and the Prospectus.

(d)          Contents of Registration Statement, Time of Sale Prospectus and Prospectus. The Underwriter shall not have discovered and disclosed to the Company on or prior to the First Closing Date or, with respect to the Optional Shares, the applicable Option Closing Date, that (i) the Registration Statement or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of the Underwriter or counsel for the Underwriter, is material or omits to state a fact which, in the opinion of the Underwriter or such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, and (ii) the Time of Sale Prospectus or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of the Underwriter or counsel for the Underwriter, is material or omits to state a fact which, in the opinion of the Underwriter or such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)          Opinion and Negative Assurance Letter of Counsel for the Company. The Underwriter shall have received on the First Closing Date and each Option Closing Date, if any, the opinion and negative assurance letter of Blank Rome LLP counsel for the Company, dated the First Closing Date or such Option Closing Date, as the case may be, in a form reasonably acceptable to the Underwriter.

(f)          Opinion and Negative Assurance Letter of Counsel for the Underwriter. The Underwriter shall have received on the First Closing Date and each Option Closing Date, if any, an opinion and negative assurance letter of Maslon LLP, counsel for the Underwriter, dated the First Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, and the Company shall have furnished to such counsel such documents as it reasonably requests for the purpose of enabling such counsel to pass upon such matters.

(g)          Officer’s Certificate. On each of the First Closing Date and each Option Closing Date, the Underwriter shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in Section 6(b)(ii) and further to the effect that:

(i)          The representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(ii)        The Company has performed and complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and

(iii)       For the period from and including the date of this Agreement through and including such Closing Date, there has not occurred any Material Adverse Change.

(h)          Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Underwriter agreements in the forms of Exhibit B, hereto from the persons listed on Exhibit A hereto, as applicable, and each such agreement shall be in full force and effect on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date.

(i)          Additional Documents. On or before each of the First Closing Date and each Option Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7 and Section 8 shall at all times be effective and shall survive such termination.

Section 7.  Indemnification.

(a)          Indemnification of the Underwriter. The Company agrees to indemnify and hold harmless the Underwriter, its members, affiliates, directors, officers, employees, and agents, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability to which the Underwriter or such member, affiliate, director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, at common law or otherwise (including in settlement of any litigation, if such settlement is effected in accordance with Section 7(d) below), insofar as such loss, claim, damage or liability (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriter and each such member, affiliate, director, officer, employee, agent and controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Underwriter and each such member, affiliate, director, officer, employee, agent and controlling person) as such expenses are reasonably incurred by the Underwriter or such member, affiliate, director, officer, employee, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Underwriter to the Company consists of the information described in Section 7(b) below. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)          Indemnification of the Company, its Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, each of its affiliates, directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage, liability or expense to which the Company, or any such affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected in accordance with Section 7(d) below), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or

such amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and to reimburse the Company, or any such affiliate, director, officer, employee or controlling person for any legal and other expense as such expenses are reasonably incurred by the Company, or any such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriter has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto) are the statements regarding delivery of shares by the Underwriter set forth on the cover page of, and the concession and any reallowance figures and the paragraphs relating to passive market making, stabilization, electronic distribution and affiliations appearing under the caption “Underwriting” in the Time of Sale Prospectus and the Prospectus. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Underwriter may otherwise have.

(c)          Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek and each such member, affiliate, director, officer, employee and controlling person and each such member, affiliate, director, officer, employee and controlling person indemnity from an indemnifying party, the indemnifying party shall be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Underwriter (in the case of counsel for the indemnified parties referred to in Section 7(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 7(b) above)), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d)          Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement, compromise or consent to the entry of judgment in any proceeding effected without its written consent, but if settled, compromised or the consent to judgment is entered into with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have the right to separate counsel at the expense of the indemnifying party under Section 7(c) and the indemnified party shall have requested in writing that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, as specified in Section 7(b) hereof, the indemnifying party agrees that it shall be liable for the good faith settlement of any proceeding with respect to which the indemnifying party is required to indemnify the indemnified party under Section 7 effected without the indemnifying party’s written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request; (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior written notice of its intention to settle and the terms of the settlement, compromise or consent to the entry of judgment (which notice may be given prior to the expiration of the 60 day period required under clause (i) of this Section 7(d)), unless such failure to reimburse the indemnified party is based on a dispute with a good faith basis as to the obligation of the indemnifying party arising under this Section 7 to indemnify the indemnified party and the indemnifying party shall have notified the indemnified party of such good faith dispute prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 8.  Contribution. If the indemnification provided for in Section 7 is for any reason (other than by virtue of the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to Section 7(c) hereof and the indemnifying party has been materially prejudiced by such failure) held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses that would be indemnifiable in accordance with the terms of Section 7, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, promptly as such amounts are incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discounts received by the Underwriter, in each case as set forth on the front cover page of the Prospectus bear to the aggregate public offering price of the Offered Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) for purposes of indemnification.

The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by the Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director and each officer of the Company, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 9.  Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriter on the First Closing Date, this Agreement may be terminated by the Underwriter by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or materially limited by the Commission or by the Applicable Exchange, or trading in securities generally on either The NASDAQ Stock Market or the New York Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware, or Minnesota authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Underwriter is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the good faith judgment of the Underwriter there shall have occurred any Material Adverse Change; or (v) if any of the other conditions set forth in Section 6 hereof are not satisfied or waived at or prior to the Closing Date. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company to the Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriter to the extent provided in Section 4 hereof or (b) the Underwriter to the Company, except, in the case of each of clauses (a) and (b), that the provisions of Sections 7 and 8 hereof shall at all times be effective and shall survive such termination.

Section 10.          No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) the Underwriter has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) and the Underwriter has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 11.          Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Shares. If this Agreement is terminated pursuant to Section 9 or if for any other reason the purchase of the Offered Shares by the Underwriter is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it to the extent provided in Section 4 and the respective obligations and agreements of the Company and the Underwriter pursuant to Section 7, Section 8, Section 11, Section 12, Section 13, Section 14, Section 15, Section 16 and Section 17 shall remain in effect.

Section 12.          Research Analyst Independence. The Company acknowledges that the Underwriter’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies regarding segregation and independence, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering contemplated hereby that differ from the views of its investment banking division. The Company acknowledges that the Underwriter has not made any commitments to the Company regarding favorable research or a specific rating or price target from its research analysts and research departments in connection with the transactions contemplated by this Agreement and the views expressed by such research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Underwriter’s investment banking division.

Section 13.          Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, faxed or emailed and confirmed to the parties hereto as follows:

If to the Underwriter:

Dougherty & Company LLC

90 South 7th Street, Suite 4300
Minneapolis, Minnesota 55402

Facsimile: (612) 338-2143
Attention:     Joseph P. Sullivan, Senior Vice President, Corporate Finance and

Investment Banking

Email:           JSullivan@doughertymarkets.com

With a copy (which shall not constitute notice) to:

Maslon LLP

3300 Wells Fargo Center

90 South 7th Street

Minneapolis, Minnesota, 55402

Facsimile: (612) 642-8381

Attention: Alan M. Gilbert

Email: alan.gilbert@maslon.com

If to the Company:

IntriCon Corporation

1260 Red Fox Road

Arden Hills, Minnesota

Facsimile: (651) 636-8944
Attention: Scott Longval

Email: SLongval@intricon.com

With a copy (which shall not constitute notice) to:

Blank Rome LLP

One Logan Square

130 North 18th Street

Philadelphia, Pennsylvania 19103

Facsimile: (215) 832-5532
Attention: Francis E. Dehel, Esq.

Email: Dehel@BlankRome.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 14.          Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 and Section 8, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Shares as such from the Underwriter merely by reason of such purchase.

Section 15.          Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph, clause or provision hereof. If any Section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 16.          Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Hennepin County, Minnesota or the courts of the State of Minnesota in each case located in Minneapolis, Minnesota (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.

Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 17.          General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by both parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 7 and Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

INTRICON CORPORATION

By:	/s/ Scott Longval
	Name:	Scott Longval

	Title:	CFO

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter in Minneapolis, Minnesota as of the date first above written.

DOUGHERTY & COMPANY LLC

By:	/s/ Joseph P. Sullivan
	Name:	Joseph P. Sullivan
	Title:	Senior Vice President, Corporate Finance and Investment Banking

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SCHEDULE A

Schedule of Free Writing Prospectuses Included in the Time of Sale Prospectus

None.

SCHEDULE B

Schedule of Pricing Information Included in the Time of Sale Prospectus

Price per share to the public: $5.25

Number of Firm Shares being sold: 700,000

Number of Optional Shares potentially issuable pursuant to the underwriter’s option: 105,000

Underwriting discount per share: $0.3675

Approximate net proceeds to the Company after deducting underwriting discounts and estimated offering expenses: $3,117,750 (Firm Shares only)

EXHIBIT A

LIST OF DIRECTORS AND OFFICERS

Mark S. Gorder

Scott Longval

Michael P. Geraci

Dennis L. Gonsior

Greg Gruenhagen

Michael J. McKenna

Robert N. Masucci

Nicholas A. Giordano

Philip N. Seamon

Philip Smith

LIST OF PERSONS AND ENTITIES EXECUTING LOCK-UPS

Mark S. Gorder

Scott Longval

Michael P. Geraci

Dennis L. Gonsior

Greg Gruenhagen

Michael J. McKenna

Robert N. Masucci

Nicholas A. Giordano

Philip N. Seamon

Philip Smith

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EXHIBIT B

______________, 2016

DOUGHERTY & COMPANY LLC

90 South 7th Street, Suite 4300

Minneapolis, Minnesota 55402

RE: IntriCon Corporation (the “Company”)

Ladies & Gentlemen:

The undersigned is or may become an owner of record or beneficially of certain shares of common stock, par value $1.00 per share, of the Company (“Shares”) or securities convertible into or exchangeable or exercisable for Shares. The Company proposes to carry out a public offering of Shares (the “Offering”) for which Dougherty & Company LLC would act as the underwriter (the “Underwriter”). The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that the Underwriter is relying on the representations and agreements of the undersigned contained in this letter agreement in entering into an underwriting agreement with the Company with respect to the Offering (the “Underwriting Agreement”) and carrying out the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to, without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned (or a spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the final prospectus relating to the Offering (the “Lock-up Period”). The foregoing sentence shall not apply to (i) transfers of Shares as a bona fide gift or gifts, (ii) transfers of Shares or any securities convertible into or exercisable or exchangeable for Shares to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent, (iii) transfers of Shares to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iv) transfers of Shares to any partnership or limited liability company controlled by the undersigned or the immediate family of the undersigned, and (v) the exercise of stock options for Shares or the forfeiture of Shares issuable upon the exercise of stock options in connection with any “cashless” or “net” exercise therefor (but not a “broker-assisted” cashless exercise); provided, however, that, in the case of any transfer or distribution under clauses (i) through (iv), each donee, trustee, transferee or distributee shall execute and deliver to the Underwriter a lock-up letter in the form of this letter agreement, and no filing by any party

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(donor, donee, trustee, transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution. For purposes of this letter agreement, “immediate family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the Shares are hereby authorized to decline to make any transfer of Shares if such transfer would constitute a violation or breach of this letter agreement.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

It is understood that, if (a) the Company notifies the Underwriter that it does not intend to proceed with the Offering, (b) the Underwriting Agreement does not become effective, or (c) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate prior to payment for and delivery of Shares, the undersigned will be released from its obligations under this letter agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter, and there is no assurance that the Company and the Underwriter will enter into such an Underwriting Agreement.

This letter agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

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